WAYNE HUMMER INCOME FUND
                                     Annual
                              Financial Statements


                                     Audited
                                 March 31, 1998

WAYNE HUMMER INCOME FUND


PHOTO OF: DAVID P. POITRAS


Dear Fellow Shareholder:

With great pleasure, we present you with the audited financial reports of the Wayne Hummer Income Fund for the year ended March 31, 1998.


OVERVIEW
Over the past year, falling interest rates--and rising bond prices--produced a large and positive impact on the Wayne Hummer Income Fund. The Fund's total returns over the past 12- and 6-month periods were 11.25% and 4.16%, respectively. That compares favorably to the Fund's benchmark index--The Merrill Lynch Corporate and Government Index of 1 to 9.99 Year, Maturities--which posted total returns of 9.72% and 3.79% over the same periods. At March 31, 1998, the Fund's SEC yield was 5.75%.

The Fund's performance, portfolio and financial statements are detailed more thoroughly on the following pages.


OUTLOOK
The economy continues to grow at a moderate pace, but inflation--and interest rates--have fallen to the lowest levels in many years. Historically, strong economic growth has been accompanied by rising inflation. During the current expansion, however, three economic conditions are working to keep inflation and interest rates low: gains in productivity; expectations of lower inflation; and the strong U.S. dollar.

Our forecast has not changed for several months: we continue to expect favorable economic news--moderate economic growth and low levels of inflation. Our forecast, as well as the current economic and inflation situation, is very favorable for bond prices. However, we believe the good news has been factored into today's high bond prices and low interest rates. As a result, we are expecting modest increases in interest rates and we continue modifying the portfolio accordingly.


PORTFOLIO MANAGEMENT & STRATEGY
MATURITY & DURATION SELECTION
The Fund invests, primarily, in intermediate-term fixed income securities. At March 31, 1998, 72% of the Fund's assets were allocated to securities with average lives of between 3 and 10 years, 24% of the Fund's assets mature within 3 years, and 4% of the Fund's assets carry maturities greater than 10 years.

Duration is a good measurement of the Fund's price volatility relative to changes in interest rates. Generally, when interest rates fall, longer-duration portfolios produce a greater rise in value than shorter-duration portfolios. On the other hand, in a rising interest rate environment, shorter-duration portfolios maintain their value better than portfolios with longer durations.

Last year in our report to shareholders we wrote: "While interest rates were rising, we were extending the average life (and duration) of the Fund's portfolio. By doing so, we locked-in higher yielding interest rates for longer periods of time." One year ago, the duration of the Fund's portfolio was 5.31 years, relatively long compared to its benchmark index, which had a duration of just 3.22 years. Since then, interest rates, as measured by the 10-year treasury yield, fell 125 basis points. The portfolio's longer duration, in concert with a period of falling interest rates, help to explain the Fund's superior performance relative to its benchmark index.

Interest rates remain much lower now than one year ago. As interest rates were falling over the past year, we were shortening the duration of the Fund's portfolio by selling longer-term securities and buying shorter-term issues. As mentioned above, we believe current interest rates are relatively low and may rise in the future. By shortening the portfolio, our strategy is to reduce the Fund's exposure to interest rate changes. At March 31, 1998, the Fund's duration was 4.29 years compared to 3.23 years for the benchmark index.

DIVERSIFICATION
The Fund's portfolio of notes and bonds remains widely diversified along both issuer and industry lines. Broad diversification reduces the risks associated with any one issuer or industry. We have allocated no more than 5% of the Fund's assets to any one issuer except for U.S. government and agency securities. Additionally, no more than 10% of the Fund's assets are allocated to any one industry.

CREDIT QUALITY
The yield advantage of corporate bonds relative to government issues increased modestly over the past six months. As a result, we increased the Fund's weighting in corporate issues to 59%, up from 55% at September 30, 1997. The credit quality of the Wayne Hummer Income Fund's portfolio remains relatively high with 40% of the Fund's assets allocated to U.S. government and U.S. government agency securities.

Listed below is the credit quality distribution of the Fund's portfolio at March 31, 1998*:
         AAA      40%
         AA        7%
         A        22%
         BBB      31%

* As measured by the higher of the Moody's or Standard & Poor's ratings. U.S. government issues are considered to be of the highest credit quality, or AAA-rated.

Given our forecast, we believe the Fund's portfolio is appropriately positioned to provide a high level of income, consistent with prudent investment management. Should you have any questions regarding your investment in the Wayne Hummer Income Fund, feel free to call us at 1-800-621-4477. Thank you for your continued support.

Sincerely,



David P. Poitras
Vice President and Portfolio Manager
April 28, 1998

                              PORTFOLIO HIGHLIGHTS



THE INVESTMENT PHILOSOPHY OF THE FUND IS TO INVEST PRIMARILY IN INTERMEDIATE-TERM FIXED-INCOME SECURITIES.

TOP 10 BOND HOLDINGS AS OF 03/31/98:
(% OF TOTAL NET ASSETS)

1. U.S. Treasury Note, 6.375%, 03/31/01
2. Federal Home Loan Mtg. Corp., 8.00%, 03/15/21
3. Boise Cascade Corp., 9.875%, 02/15/01
4. United Air Lines, Inc., 9.760%, 05/27/06
5. Federal National Mortgage Assoc., 6.82%, 08/23/05
6. NYNEX Corporation, 9.55%, 05/01/10
7. U.S. Treasury Note, 6.50%, 05/15/05
8. Canadian Pacific Ltd., 8.850%, 06/01/22
9. Parker Hannifin Corp., 9.75%, 02/15/21
10. J. C. Penney Company, Inc., 9.45%, 07/15/02

The top ten holdings comprise 43.3% of total net assets.



AVERAGE MATURITY IS DETERMINED BY THE MATURITY OR REASONABLE CALL DATE. THE AVERAGE MATURITY OF THE PORTFOLIO ON MARCH 31, 1998 WAS 5.72 YEARS.

MATURITY SCHEDULE
PIE CHART:
LESS THAN 3 YEARS          24%
3-10 YEARS                 72%
OVER 10 YEARS               4%

Portfolio holdings are subject to change and may not represent future portfolio composition.

Wayne Hummer Income Fund vs. Merrill Lynch Corporate and Government Index of 1 to 9.99 Year Maturities

Graph Data:
                                    Merrill Lynch Corporate
              Income Fund           and Government
12/1/92       10000                 10000
12/31/92      10035                 10130.2
3/31/93       10431                 10531.1
6/30/93       10737                 10751.2
9/30/93       11080                 11004.3
12/31/93      11044                 11022.5
3/31/94       10892                 10812
6/30/94       10722                 10750.9
9/30/94       10751                 10836.5
12/31/94      10835                 10831.1
3/31/95       11344                 11303.2
6/30/95       11865                 11867.8
9/30/95       12115                 12062.4
12/31/95      12516                 12490.9
3/31/96       12342                 12389.2
6/30/96       12412                 12462.1
9/30/96       12595                 12680.8
12/31/96      12956                 12993.3
3/31/97       12875                 12986.6
6/30/97       13322.8               13368.1
9/30/97       13752.6               13728.6
12/31/97      14126                 14024
3/31/98       14324                 14247

                             PERFORMANCE COMPARISON
                                                           MERRILL LYNCH CORPORATE AND GOVERNMENT
 WAYNE HUMMER INCOME FUND                                  INDEX OF 1 TO 9.99 YEAR MATURITIES
-------------------------------------------------------------------------------------------------------------
  PERIOD        GROWTH             TOTAL RETURN             PERIOD         GROWTH           TOTAL RETURN
   ENDED            OF          CUMU-      AVERAGE           ENDED             OF        CUMU-        AVERAGE
 3/31/98       $10,000        LATIVE        ANNUAL         3/31/98        $10,000       LATIVE         ANNUAL
-------------------------------------------------------------------------------------------------------------
 1 Year        $11,125        11.25%        11.25%         1 Year         $10,972        9.72%          9.72%

 5 Year        $13,733        37.33%         6.55%         5 Year         $13,531       35.31%          6.23%

 12/1/92-      $14,324        43.24%         6.97%         12/1/92-       $14,247       42.47%          6.87%
 3/31/98                                                   3/31/98


NOTE:  This graph compares the results of $10,000 invested in Wayne Hummer
       Income Fund on December 1, 1992, with the Merrill Lynch Corporate and
       Government Index, which is unmanaged. All returns include reinvested dividends. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  FUND OVERVIEW

ESTABLISHED IN 1992, THE INVESTMENT OBJECTIVE OF THE WAYNE HUMMER INCOME FUND (THE "FUND") IS TO ACHIEVE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT. THE FUND INVESTS PRIMARILY IN
INTERMEDIATE-TERM CORPORATE AND U.S. GOVERNMENT & AGENCY SECURITIES.

The Fund's prospectus contains detailed information about permissible investments.

                       SERVICES AVAILABLE TO SHAREHOLDERS



Payroll Direct Deposit Plan
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

Systematic Investment Plan
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your bank can send money from your bank account to the Fund. Request an application with full details from your Investment Executive or the call Fund directly.

Social Security Direct Deposit Plan
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Income Fund to directly deposit your social security benefits. You can easily access the money you need, while the rest continues to earn dividends. You will have to recognize a capital gain or loss each time you redeem from the Fund, so this service is used by those who do not need the social security benefits for current income.

IRA or Retirement Plans
Shares of the Wayne Hummer Income Fund are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

Internet Address:  www. whummer.com
Those who enjoy using the computer to access information will find the prospectus and current rates for the Fund, along with information on the other Wayne Hummer Funds, on our website. Other services available through Wayne Hummer Investments LLC are also on-line.

                       STATEMENT OF ASSETS AND LIABILITIES

                                                                          MARCH 31,
ASSETS                                                                         1998
Investments, at value (Cost: $20,751,010) ..........................   $ 21,208,323
Interest receivable ................................................        290,136
Cash ...............................................................         43,956
Receivable for Fund Shares sold ....................................          2,137
Prepaid expenses ...................................................          9,445
                                                                       ------------
              Total assets .........................................     21,553,997

LIABILITIES AND NET ASSETS
Payable for investments purchased ..................................        197,755
Dividends payable ..................................................         23,152
Due to Wayne Hummer Management Company .............................          9,157
Accounts payable ...................................................         20,320
                                                                       ------------
              Total liabilities ....................................        250,384
                                                                       ------------
Net assets applicable to 1,384,724 Shares outstanding, no par value,
  equivalent to $15.38  per Share ..................................   $ 21,303,613
                                                                       ============

ANALYSIS OF NET ASSETS
Paid-in capital ....................................................   $ 21,759,607
Net unrealized appreciation of investments .........................        457,313
Accumulated net realized loss on sales of investments ..............       (913,307)
                                                                       ------------
Net assets applicable to Shares outstanding ........................   $ 21,303,613
                                                                       ============
THE PRICING OF SHARES
Net asset value, offering and redemption price per Share
  ($21,303,613 / 1,384,724 Shares outstanding) .....................   $      15.38
                                                                       ============

                             STATEMENT OF OPERATIONS

                                                                                YEAR
                                                                               ENDED
                                                                           MARCH 31,
INVESTMENT INCOME:                                                              1998
  Interest ............................................................   $1,549,115
EXPENSES:
  Management fee ......................................................      110,478
  Transfer agent fees .................................................       25,820
  Professional fees ...................................................       20,740
  Portfolio accounting costs ..........................................       18,709
  Printing costs ......................................................       12,532
  Custodian fees ......................................................        8,200
  Amortization of organization costs ..................................        8,000
  Trustee fees ........................................................        2,748
  Other ...............................................................       15,939
                                                                          ----------
              Total expenses ..........................................      223,166
                                                                          ----------
Net investment income .................................................    1,325,949
                                                                          ----------
Net realized gain on sales of investments .............................      126,040
Change in net unrealized appreciation .................................      932,199
                                                                          ----------
Net realized and unrealized gain on investments .......................    1,058,239
                                                                          ----------
Net increase in net assets resulting from operations ..................   $2,384,188
                                                                          ==========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS
                                                              YEAR ENDED MARCH 31,
OPERATIONS:                                                      1998            1997
  Net investment income ..............................      1,325,949    $  1,490,893
  Net realized gain (loss) on sales of investments ...        126,040        (141,101)
  Change in net unrealized appreciation (depreciation)        932,199        (312,194)
                                                         ------------    ------------
Net increase in net assets resulting from operations .      2,384,188       1,037,598

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income ..............................     (1,303,537)     (1,479,285)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold ..........................      2,085,019       2,190,162
  Shares issued upon reinvestment of dividends .......        991,735       1,118,817
                                                         ------------    ------------
                                                            3,076,754       3,308,979
  Less payments for Shares redeemed ..................      4,852,264       6,267,431
                                                         ------------    ------------
Decrease from Capital Share transactions .............     (1,775,510)     (2,958,452)
                                                         ------------    ------------
Total decrease in net assets .........................       (694,859)     (3,400,139)

NET ASSETS:
  Beginning of year ..................................     21,998,472      25,398,611
                                                         ------------    ------------
  End of year ........................................   $ 21,303,613    $ 21,998,472
                                                         ============    ============

                              FINANCIAL HIGHLIGHTS
(For a Share outstanding throughout each year)
                                                                           YEAR ENDED MARCH 31,
                                                  1998           1997          1996           1995           1994
NET ASSET VALUE, BEGINNING OF YEAR.........    $ 14.66        $ 14.95       $ 14.69        $ 15.10        $ 15.41

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income....................       0.94           0.92          1.02           0.99           0.95
  Net realized and unrealized gains
    (losses) on investments................       0.72          (0.29)         0.26          (0.42)         (0.26)
                                                ------         ------        ------         ------         ------
Total from investment operations...........       1.66           0.63          1.28           0.57           0.69

LESS DISTRIBUTIONS:
  Dividends from net investment income.....      (0.94)         (0.92)        (1.02)         (0.98)         (0.95)
  Dividends from net realized gain
    on investments.........................       0.00           0.00          0.00           0.00 (a)      (0.05)
                                                ------         ------        ------         ------         ------
      Total distributions..................      (0.94)         (0.92)        (1.02)         (0.98)         (1.00)
                                                ------         ------        ------         ------         ------
NET ASSET VALUE, END OF YEAR...............    $ 15.38        $ 14.66       $ 14.95        $ 14.69        $ 15.10
                                                ======         ======        ======         ======         ======
TOTAL RETURN...............................      11.25%          4.32%         8.79%          4.16%          4.42%

RATIOS AND SUPPLEMENTARY DATA:
  Net assets, end of year (000's)..........    $21,304        $21,998       $25,398        $26,352        $33,652
  Ratio of expenses to average net assets..       1.01%          1.01%         0.91%          0.94%          1.13%
  Ratio of net investment income to
    average net assets.....................       6.00%          6.25%         6.80%          6.70%          6.14%
  Portfolio turnover rate..................         28%            39%           46%            32%            86%

NOTES TO FINANCIAL HIGHLIGHTS:
(a)  Less than $.01 per share.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PORTFOLIO OF INVESTMENTS


                                 March 31, 1998

                                   PRINCIPAL
CORPORATE OBLIGATIONS (59.0%)       AMOUNT      VALUE
AUTO & MACHINERY (4.7%)
Johnson Controls, Inc., 7.70%,
  due 03/01/15                     $410,000   $ 454,034
Parker-Hannifin Corporation, 9.75%,
  due 02/15/21                      480,000     540,845
                                              ---------
                                                994,879
BANKS & FINANCE (7.0%)
Ford Motor Credit Company, 6.125%,
  due 01/09/06                      500,000     490,675
Norwest Corporation, 7.65%,
  due 03/15/05                      360,000     385,884
St. Paul Bancorp, Inc., 7.125%,
  due 02/15/04                      100,000     102,161
Sears Roebuck Acceptance Corp., 6.75%,
  due 09/15/05                      500,000     510,155
                                              ---------
                                              1,488,875
OIL & GAS (2.4%)
Occidental Petroleum Corporation, 8.50%,
  due 09/15/04                      100,000     103,351
Pennzoil Company, 10.25%,
  due 11/01/05                      186,000     224,870
Standard Oil Co., 9.00%,
  due 06/01/19                      176,000     180,757
                                              ---------
                                                508,978
PAPER & FOREST PRODUCTS (7.2%)
Boise Cascade Corporation, 9.875%,
  due 02/15/01                    1,000,000   1,032,020
Champion International Corporation, 6.40%,
  due 02/15/26                      500,000     494,750
                                              ---------
                                              1,526,770
RETAIL (4.6%)
Dayton Hudson Corporation, 5.865%,
  due 08/15/27                      455,000     456,383
Penney (J.C.) Company, Inc., 9.45%,
  due 07/15/02                      500,000     531,940
                                              ---------
                                                988,323
TELECOMMUNICATIONS (4.7%)
Mountain States Telephone & Telegraph Co.,
  5.50%, due 06/01/05               269,000     257,094
NYNEX Corporation, 9.55%,
  due 05/01/10                      648,094     746,630
                                              ---------
                                              1,003,724
TRANSPORTATION (9.3%)
Canadian Pacific Limited, 8.85%,
  due 06/01/22                      500,000     555,955
Southern Pacific Railroad Corp.,
  9.375%, due 08/15/05              200,000     211,250
Union Pacific Corporation,
  6.125%, due 01/15/04              200,000     196,662
United Air Lines, Inc., 9.76%,
  due 05/27/06                      897,031   1,020,104
                                              ---------
                                              1,983,971
UTILITIES (4.7%)
Commonwealth Edison Company
  8.125%, due 01/15/07              500,000     502,945
  8.875%, due 10/01/21              485,000     508,469
                                              ---------
                                              1,011,414

                                  PRINCIPAL
                                     AMOUNT       VALUE
MISCELLANEOUS (14.4%)
Browning-Ferris Industries, Inc.,
  6.375%, due 01/15/08            $ 500,000   $ 499,585
CBI Industries, Inc., 6.25%,
  due 06/30/00                      500,000     501,085
Continental Corp., 7.25%,
  due 03/01/03                      260,000     267,085
Crown, Cork & Seal Company, Inc.,
  8.375%, due 01/15/05              100,000     110,291
Eastman Kodak Company, 9.75%,
  due 10/01/04                      325,000     385,483
Inco Ltd., Convertible Debenture,
  7.75%, due 03/15/16               500,000     500,625
Reynolds Metals Company, 9.40%,
  due 02/15/05                      250,000     290,943
Xerox Corporation, 5.875%,
  due 06/15/37                      500,000     504,010
                                              ---------
                                              3,059,107
                                              ---------
TOTAL CORPORATE OBLIGATIONS
  (Cost: $12,303,838)                        12,566,041
                                             ----------
MUNICIPALITY-TAXABLE (1.3%)
--------------------
Virginia State Housing Development
  Authority, 7.95%, due
  05/01/13 (Cost: $253,742)       250,000       268,620

MORTGAGE-BACKED SECURITIES (20.5%)
--------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (15.4%)
Federal Home Loan Mortgage Corporation (11.8%)
  7.50%, due 11/15/08               500,000     521,070
  7.50%, due 02/15/20               400,000     406,988
  8.00%, due 03/15/21             1,000,000   1,063,180
  8.00%, due 04/15/22               500,000     529,430
                                              ---------
                                              2,520,668
Federal National Mortgage Association (3.6%)
  8.00%, due 02/25/07               500,000     529,420
  8.50%, due 06/25/21               225,321     235,585
                                              ---------
                                                765,005
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.3%)
  11.25%, due 04/01/01               45,866      48,791
  10.75%, due 09/01/15               40,613      44,337
  10.50%, due 01/01/16               74,357      80,811
  10.50%, due 06/01/19              229,956     251,381
   9.00%, due 12/01/19               79,062      83,479
   8.00%, due 12/01/22              179,788     185,839
                                              ---------
                                                694,638
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.8%)
  9.00%, due 11/15/01                82,513      86,330
  9.00%, due 02/20/27               276,576     293,090
                                              ---------
                                                379,420
                                              ---------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost: $4,271,277)                          4,359,731

                                  PRINCIPAL
                                     AMOUNT       VALUE
U.S. GOVERNMENT AND AGENCY ISSUES (18.8%)
Federal National Mortgage
  Association                    $  750,000 $    787,118
  6.82%, due 08/23/05
U.S. Treasury Note, 6.50%,
  due 05/15/05                      545,000      568,549
U.S. Treasury Note, 6.25%,
  due 02/15/07                      270,000      279,086
U.S. Treasury Note, 6.375%,
  due 03/31/01                    2,335,000    2,379,178
                                               ---------
  TOTAL U.S. GOVERNMENT AND AGENCY
    ISSUES (Cost: $3,922,153)                  4,013,931
                                               ---------

TOTAL INVESTMENTS
  (Cost: $20,751,010) (99.6%)                 21,208,323
CASH AND OTHER ASSETS,
  LESS LIABILITIES (0.4%)                         95,290
                                               ---------
NET ASSETS (100.0%)                          $21,303,613
                                             ===========



NOTE TO PORTFOLIO OF INVESTMENTS:

(a) Based on the cost of investments of $20,751,010 for federal income tax purposes at March 31, 1998, the aggregate gross unrealized appreciation was $493,366, the aggregate gross unrealized depreciation was $36,053 and the net unrealized appreciation of investments was $457,313.

                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
   Wayne Hummer Investment Trust (the "Trust"), is an open-end investment company organized as a Massachusetts business trust. The Trust consists of two investment portfolios, the Wayne Hummer Income Fund and the Wayne Hummer Growth Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Income Fund (the "Fund"). The Fund commenced investment operations on December 1, 1992, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve as high a level of current income as is consistent with prudent investment management.
1. SIGNIFICANT ACCOUNTING POLICIES
   SECURITY VALUATION
   Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities for which no market quotations are available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the trade date. Interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

   USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

   ORGANIZATION COSTS
   Certain organizational costs were reimbursed by the Fund to Wayne Hummer Management Company, the Fund's Investment Adviser. The costs were amortized on the straight-line method and repaid quarterly over a five-year period.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
   Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding. Dividends from net investment income are declared and distributed monthly. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences primarily relate to differing treatments for mortgage-backed securities.

3. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1998, amounting to $913,307, is available to offset future capital gains. If not applied, $732,073 of the loss carry forward expires in 2003, $51,741 expires in 2004 and $129,493 expires in 2005.

4. TRANSACTIONS WITH AFFILIATES
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .50 of 1% of the first $100 million of average daily net assets, .40 of 1% of the next $150 million and .30 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the year ended March 31, 1998, the Fund incurred management fees of $110,478. For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses. Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund. Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the year ended March 31, 1998, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $2,748.

5. INVESTMENT TRANSACTIONS
   Investment transactions (excluding money market instruments) are as follows:
                                            YEAR ENDED
                                          MARCH 31, 1998
                                           -------------
   Purchases                                $6,111,511
   Proceeds from sales                      $7,431,205

6. FUND SHARE TRANSACTIONS
   Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

                                               YEAR ENDED MARCH 31,
                                              1998              1997
                                          ----------          ---------
   Shares sold                              136,895            147,250
   Shares issued upon reinvestment
     of dividends                            65,451             75,320
                                          ----------          ---------
                                            202,346            222,570
   Shares redeemed                         (318,603)          (420,513)
                                          ----------          ---------
   Net decrease in Shares outstanding      (116,257)          (197,943)
                                          ==========          =========

7. FEDERAL TAX STATUS OF 1997 DIVIDENDS
   The income dividend is taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the U.S. Treasury Department regulations.

                         REPORT OF INDEPENDENT AUDITORS



Shareholders and Board of Trustees
Wayne Hummer Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Income Fund as of March 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31,1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Income Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1994, in conformity with generally accepted accounting principles.

Ernst & Young LLP



Chicago, Illinois
May 1, 1998



BOARD OF TRUSTEES

Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw



GRAPHIC: MEMBER OF 100% NO-LOAD(TM) MUTUAL FUND COUNCIL





LOGO:
WH
WAYNER HUMMER INVESTMENTS LLC



This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.


300 South Wacker
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)
200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(920) 734.1474 (local)

www.whummer.com

WAYNE HUMMER INCOME FUND

                                     Annual
                                    Financial
                                   Statements

                                 March 31, 1998
                                    (Audited)



WAYNE HUMMER
INCOME FUND

300 South Wacker Drive
Chicago, IL 60606-6607


                                   First Class
                                  U.S. Postage
                                      PAID
                                   Berwyn, IL
                                 Permit No. 150

WAYNE HUMMER GROWTH FUND


                                     Annual
                              Financial Statements

                                     Audited
                                 March 31, 1998

WAYNE HUMMER GROWTH FUND


PHOTO OF: THOMAS J. ROWLAND

Dear Shareholder:

This annual report of the Wayne Hummer Growth Fund ( the "Fund") covers its fourteenth complete fiscal year which ended March 31, 1998. The report contains a chart which compares a hypothetical $10,000 investment in the Fund for the past ten years with a like amount invested in "the market", as well as management's discussion and analysis of the Fund's performance during the fiscal year. As proxies for "the market" we again provide both the Standard & Poor's Composite Stock Price Index (the S&P 500) and the Russell Mid-Cap Index.

For the fiscal year ended March 31, 1998, the value of a fund share increased to $36.10 from $28.03 on March 31, 1997, or 28.9%. If distributions to shareholders of income and capital gains were reinvested, the Fund's total return would be 40.6%. During this same period the total return of the S&P 500 was 48.0% and the Russell Mid Cap Index, 44.1%, as the mid-cap sector of the market continued to lag the stocks of large market capitalization companies.

The S&P 500, like the Dow Jones Industrial Average, is widely recognized and commonly cited in the financial media as a barometer of stock market activity. Stocks in the S&P 500 represent a broad distribution by industry group, comparable to that of stocks traded on the New York Stock Exchange. In fact, 91% of the total market value of the S&P 500 is composed of companies listed on the New York Stock Exchange. The median market value of companies comprising the S&P 500 was $6.9 billion at calendar year-end.

For the past several years, an emphasis has been placed on identifying and acquiring promising investments that would generally be characterized as mid-capitalization stocks. Stocks in the Fund's portfolio have a median market capitalization of $3.5 billion. For this reason we believe that the Russell Mid-Cap Index more closely represents significant characteristics of the Fund. The Russell Mid-Cap Index had a median market capitalization of $2.7 billion at year-end. It carried a 17.3 price/earnings ratio on composite estimated 1998 earnings, and had a 15.2% return on shareholders equity last year. The securities in the Fund's portfolio carried a price/earnings ratio of 18.2 on expected 1998 earnings, and had a 16.6% return on shareholder equity last year.

The graph at the top of page one of this report depicts the relative performance of your Fund against both of the stock market indices discussed above. As noted, the total return of the Fund of 40.6% lagged the 44.1% return of the Russell Index by 3.5 percentage points. Part of this negative variance can be attributed to the Fund's expense ratio of just under 1.0% for the past year. Other explanatory factors include sector allocation differences between the Fund and the market. For example, the Fund's exposure to technology stocks has been increased but remains significantly lower than that of the market as reflected in the Russell Index. In addition, while technology stocks in general produced well above average returns last year, those technology stocks owned in the Fund under-performed the technology sector. The Fund's position in financial services stocks, while still significant, has been reduced to a below market weighting, in contrast to a year ago. Continued consolidation in this sector has led to continued above market average returns by the financial stocks. A well above market exposure to basic materials stocks in the Fund was met with well below market returns as inflation remained subdued.

The Fund has historically tended to trail the indices in strong markets and produced better relative results in a declining market environment. A standard measure of volatility (or risk) is beta. A lower value connotes less volatility; a higher value, greater volatility compared to the market. The market beta, or central value, is 1.0. The Fund's beta has consistently fallen in a range of
 .75-.95. Management believes that the Fund's volatility, as measured by beta, indicates its lower risk compared to funds with higher volatility.

As always, we are pleased to be a part of your long-term investment planning.

Sincerely,



Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust
April 28, 1998

                              PORTFOLIO HIGHLIGHTS



                   TOP 10 STOCK HOLDINGS AS OF MARCH 31, 1998

                               (% of Total Net Assets)
Illinois Tool Works, Inc.                         5.5%
Interpublic Group of Companies, Inc.               5.0
R. P. Scherer Corporation                          4.1
Northern Trust Corporation                         3.7
Old Republic International Corp.                   3.1
Sara Lee Corporation                               3.1
Sonoco Products Company                            2.9
Cincinnati Financial Corp.                         2.7
Avery Dennison Corporation                         2.7
Emerson Electric Co.                               2.6


There is no guarantee that the Fund will continue to hold any one particular security. The composition of the Fund's top holdings is subject to change.



                   PORTFOLIO CHANGES FOR THE SIX MONTHS ENDED
                                 MARCH 31, 1998

                                           SHARES
ADDITIONS                             CHANGE   HOLDINGS
---------                             -----------------
ADC Telecommunications, Inc.          25,000     25,000
Andrew Corporation                    15,000     75,000
Fastenal Company                      40,000     70,000
Pepsico, Inc.                         20,000     60,000
Sun Microsystems, Inc.                20,000     60,000
Viking Office Products, Inc.          40,000    100,000

                                          SHARES
REDUCTIONS                            CHANGE   HOLDINGS
----------                            -----------------
Choice Hotels International, Inc.     100,000       -0-
Cincinnati Financial Corp.             19,612    30,000
Emerson Electric Co.                    5,000    55,000
Illinois Tool Works, Inc.              10,000   120,000
Kimberly Clark                         25,200       -0-
Tricon Global Restaurants, Inc.         4,000       -0-

Wayne Hummer Growth Fund vs. Russell Mid-Cap and the S&P 500

VALUE OF $10,000 INITIAL INVESTMENT (THOUSANDS)

FOR THE TEN YEAR PERIOD ENDED 3/31/98

        WAYNE
        HUMMER
        GROWTH             RUSSELL
        FUND               MID-CAP              S&P 500
1988    10                 10                   10
        10.32              10.73                10.65
        10.14              10.63                10.69
        10.23              10.68                11.02
1989    10.76              11.47                11.79
        11.41              12.52                12.82
        12.38              13.72                14.19
        12.69              13.48                14.48
1990    12.79              12.96                14.05
        13.51              13.44                14.91
        11.89              10.77                12.87
        13.32              11.93                14.01
1991    15.02              14.38                16.06
        15.28              14.46                15.99
        15.87              15.53                16.85
        17.17              16.89                18.26
1992    17.29              17.15                17.8
        17.17              17.12                18.12
        18.2               17.78                18.71
        18.94              19.65                19.66
1993    19.01              20.72                20.51
        18.77              21.05                20.59
        18.85              22.17                21.12
        19.62              22.46                21.75
1994    18.88              21.8                 20.92
        18.66              21.33                21
        19.51              22.54                22.03
        19.44              21.99                22.02
1995    21.35              24.28                24.17
        21.9               26.31                26.45
        22.71              28.65                28.55
        24.27              29.57                30.27
1996    24.79              31.35                31.89
        25.25              32.23                33.31
        25.71              33.24                34.33
        27.15              35.19                37.2
1997    27.67              34.9                 38.2
        31.7               39.63                44.86
        34.6               44.89                48.22
        35.35              45.39                49.61
1998    38.9               50.3                 56.53

      WAYNE HUMMER GROWTH FUND                     RUSSELL MID-CAP                              S&P 500
  PERIOD   GROWTH     TOTAL RETURN        PERIOD  GROWTH      TOTAL RETURN        PERIOD   GROWTH    TOTAL RETURN
   ENDED       OF    CUMU- AVERAGE         ENDED      OF    CUMU-  AVERAGE         ENDED       OF    CUMU- AVERAGE
 3/31/98  $10,000   LATIVE  ANNUAL       3/31/98 $10,000   LATIVE   ANNUAL       3/31/98  $10,000   LATIVE  ANNUAL
  1 Year  $14,057   40.57%  40.57%        1 Year $14,413   44.13%   44.13%        1 Year  $14,801   48.01%  48.01%
  5 Year  $20,460  104.60%  15.39%        5 Year $24,276  142.76%   19.41%        5 Year  $27,459  174.59%  22.39%
 10 Year  $38,909  289.09%  14.55%       10 Year $50,299  402.99%   17.53%       10 Year  $56,574  465.74%  18.92%


NOTE: The Russell Mid-Cap and the S&P 500 are unmanaged and all returns include reinvested dividends.

Wayne Hummer Growth Fund Value of Initial $10,000 Investment

FOR THE PERIOD 12/31/83 THRU 3/31/98

GRAPH:
        VALUE OF         VALUE OF
        REINVESTED       REINVESTED      NET ASSET
        CAPITAL GAINS    DIVIDENDS       VALUE
(ALL AMOUNTS IN THOUSANDS)
        10000              0                  0
1984    9830               0                  0
        9350               58                 0
        9980               149                0
        10170              245                0
1985    10670              357                0
        11120              504                7
        10530              536                6
        12250              695                7
1986    13850              857                8
        13880              926                397
        12570              903                359
        13330              1023               381
1987    16140              1309               461
        15840              1436               1149
        16930              1606               1228
        13220              1323               1557
1988    13790              1430               1624
        14190              1523               1676
        13900              1540               1642
        13740              1669               1821
1989    14450              1756               1915
        15130              1935               2152
        16360              2169               2327
        16410              2306               2656
1990    16540              2324               2678
        16960              2580               3224
        14860              2343               2825
        16000              2843               3600
1991    18040              3206               4059
        18130              3365               4242
        18740              3609               4385
        20020              4142               4757
1992    20170              4173               4792
        19840              4202               4883
        20950              4560               5156
        21640              4919               5355
1993    21720              4938               5374
        21380              4949               5290
        21400              5060               5295
        22060              5486               5511
1994    21230              5279               5303
        20910              5297               5223
        21790              5628               5443
        21340              5766               5649
1995    23430              6331               6202
        23840              6565               6481
        24660              6902               6704
        25810              7481.71            7592.31
1996    26370              7644.04            7757.04
        26040              7692.94            8800.4
        26450              7919.35            8938.96
        27500              8468.12            9773.04
1997    28030              8631.33            9961.39
        30880              9622.23            12900.4
        33650              10576.8            14057.5
        32800              10675              16072
1998    36100              11750              17689



NOTE: This graph illustrates the results of $10,000 invested in Wayne Hummer
      Growth Fund on December 30, 1983. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  FUND OVERVIEW

ESTABLISHED DECEMBER 30, 1983, THE INVESTMENT OBJECTIVE OF THE WAYNE HUMMER GROWTH FUND (THE "FUND") IS TO ACHIEVE LONG-TERM GROWTH AND CURRENT INCOME IS A SECONDARY OBJECTIVE. AN EMPHASIS HAS BEEN PLACED ON IDENTIFYING AND ACQUIRING PROMISING INVESTMENTS THAT WOULD GENERALLY BE CHARACTERIZED AS
MID-CAPITALIZATION STOCKS.

The Fund's prospectus contains detailed information about permissible investments.

                       SERVICES AVAILABLE TO SHAREHOLDERS



Payroll Direct Deposit Plan
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

Systematic Investment Plan
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your bank can send money from your bank account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

Social Security Direct Deposit Plan
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Growth Fund to directly deposit your social security benefits. You will have to recognize a capital gain or loss each time you redeem from the Fund, so this service is used by those who do not need the social security benefits for current income.

IRA or Retirement Plans
Shares of the Wayne Hummer Income Fund are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

Internet Address:  www. whummer.com
Those who enjoy using the computer to access information will find the prospectus and current rates for the Fund, along with information on the other Wayne Hummer Funds, on our website. Other services available through Wayne Hummer Investments LLC are also on-line.

Taxable Transactions for Non-Retirement Accounts
Each time you sell shares of the Fund, you must calculate the gain or loss attributed to that transaction. The Fund can provide you with the average cost basis of the shares sold if you opened the account after January 1, 1991. If you have not been getting an average cost statement and you have been calculating the cost basis on your account using the average cost method, you can provide the Fund with your most recent calculation. We will update our system so that any future redemptions will generate an Average Cost Statement that will be mailed to you in February. Contact the Fund or your Investment Executive for more information.

                       STATEMENT OF ASSETS AND LIABILITIES


                                                                          MARCH 31,
ASSETS                                                                         1998
Investments, at value (Cost: $68,828,291) ..........................   $140,385,172
Cash ...............................................................        148,272
Receivable for Fund Shares sold ....................................        175,897
Dividends receivable ...............................................        141,550
Prepaid expenses ...................................................         13,575
Insurance deposit ..................................................          3,845
                                                                       ------------
              Total assets .........................................    140,868,311

LIABILITIES AND NET ASSETS
Due to Wayne Hummer Management Company .............................         88,870
Accounts payable ...................................................         36,527
                                                                       ------------
              Total liabilities ....................................        125,397
                                                                       ------------
Net assets applicable to 3,898,610 Shares outstanding, no par value,
  equivalent to $36.10 per Share ...................................   $140,742,914
                                                                       ============

ANALYSIS OF NET ASSETS
Paid-in capital ....................................................   $ 66,022,673
Net unrealized appreciation of investments .........................     71,556,881
Undistributed net realized gain on sales of investments ............      3,022,924
Undistributed net investment income ................................        140,436
                                                                       ------------
Net assets applicable to Shares outstanding ........................   $140,742,914
                                                                       ============
THE PRICING OF SHARES
Net asset value, offering and redemption price per Share
  ($140,742,914 / 3,898,610 Shares outstanding) ....................   $      36.10
                                                                       ============

                             STATEMENT OF OPERATIONS
                                                              YEAR
                                                             ENDED
                                                         MARCH 31,
INVESTMENT INCOME:                                            1998
  Dividends ........................................   $ 1,695,994
  Interest .........................................       195,926
                                                       -----------
              Total investment income ..............     1,891,920

EXPENSES:
  Management fee ...................................       950,496
  Transfer agent fees ..............................        59,111
  Professional fees ................................        46,500
  Printing costs ...................................        28,958
  Custodian fees ...................................        23,601
  Portfolio accounting fees ........................        19,640
  Registration costs ...............................        19,649
  Trustee fees .....................................        18,200
  Other ............................................        18,332
                                                       -----------
              Total expenses .......................     1,184,487
                                                       -----------
Net investment income ..............................       707,433
                                                       -----------
Net realized gain on sale of investments ...........     8,587,034
Change in net unrealized appreciation ..............    32,032,306
                                                       -----------
Net gain on investments ............................    40,619,340
                                                       -----------
Net increase in net assets resulting from operations   $41,326,773
                                                       ===========




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS
                                                                           YEAR ENDED MARCH 31,
                                                                               1998             1997
OPERATIONS:
  Net investment income ...........................................   $     707,433    $     995,221
  Net realized gain on sale of investments ........................       8,587,034        4,861,756
  Change in net unrealized appreciation ...........................      32,032,306        5,425,276
                                                                      -------------    -------------
Net increase in net assets resulting from operations ..............      41,326,773       11,282,253

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income ...........................................        (759,930)      (1,127,423)
  Net realized gain on investments ................................      (9,333,854)      (3,830,121)
                                                                      -------------    -------------
Total dividends to Shareholders ...................................     (10,093,784)      (4,957,544)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold .......................................       7,179,953        5,813,237
  Shares issued upon reinvestment of dividends ....................       9,780,680        4,796,167
                                                                      -------------    -------------
                                                                         16,960,633       10,609,404
  Less payments for Shares redeemed ...............................      11,665,186       15,327,845
                                                                      -------------    -------------
Increase (decrease) from Capital Share transactions ...............       5,295,447       (4,718,441)

Total increase in net assets ......................................      36,528,436        1,606,268

NET ASSETS:
  Beginning of year ...............................................     104,214,478      102,608,210
                                                                      -------------    -------------
  End of year (including undistributed net investment income of
    $140,436 and $192,933 at March 31, 1998 and 1997, respectively)   $ 140,742,914    $ 104,214,478
                                                                      =============    =============

                              FINANCIAL HIGHLIGHTS
(For a Share outstanding throughout each year)

                                                                         YEAR ENDED MARCH 31,
                                                        1998          1997           1996          1995           1994
NET ASSET VALUE, BEGINNING OF YEAR.......            $ 28.03       $ 26.37        $ 23.43       $ 21.23        $ 21.72

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..................               0.19          0.26           0.32          0.32           0.28
  Net realized and unrealized gains (loss)
    on investments.......................              10.57          2.69           3.41          2.40          (0.42)
                                                     -------       -------        -------       -------        -------
Total from investment operations.........              10.76          2.95           3.73          2.72          (0.14)

LESS DISTRIBUTIONS:
  Dividends from net investment income...              (0.20)        (0.29)         (0.31)        (0.31)         (0.28)
  Distributions from net realized gain on investments  (2.49)         (1.00)        (0.48)        (0.21)         (0.07)
                                                     -------       -------        -------       -------        -------
Total distributions......................              (2.69)        (1.29)         (0.79)        (0.52)         (0.35)
                                                     -------       -------        -------       -------        -------
NET ASSET VALUE, END OF YEAR.............            $ 36.10       $ 28.03        $ 26.37       $ 23.43        $ 21.23
                                                     =======       =======        =======       =======        =======

TOTAL RETURN.............................             40.57%        11.61%         16.15%        13.04%         (0.69%)

RATIOS AND SUPPLEMENTARY DATA:
  Net assets, end of year ($000's).......            140,743       104,214        102,608        94,770         92,391
  Ratio of expenses to average net assets              0.96%         0.99%          1.06%         1.07%          1.07%
  Ratio of net investment income to
    average net assets...................              0.58%         0.97%          1.29%         1.44%          1.33%
  Portfolio turnover rate................                 7%            9%             6%            3%             2%
  Average commission rate................           $ 0.0569      $ 0.0551             --            --             --

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1998

                                     NUMBER
                                       OF
COMMON STOCKS (96.6%)                SHARES     VALUE
---------------                     --------- ---------
AUTO & MACHINERY 7.8%

Illinois Tool Works, Inc.           120,000 $ 7,770,000
Regal-Beloit Corporation            100,000   3,175,000
                                             ----------
                                             10,945,000

BANKS 6.2%

First of America Bank Corporation    40,000   3,460,000
Northern Trust Corporation           70,000   5,232,500
                                             ----------
                                              8,692,500

CHEMICAL 8.8%

Avery Dennison Corporation           70,000   3,736,250
Morton International, Inc.          100,000   3,281,250
RPM, Inc.                           125,000   2,226,563
Schulman (A.), Inc.                 125,000   3,156,250
                                             ----------
                                             12,400,313

COMMUNICATION EQUIPMENT 4.4%

ADC Telecommunications, Inc. (b)     25,000     689,063
Andrew Corporation (b)               75,000   1,485,937
QUALCOMM Incorporated (b)            40,000   2,140,000
Motorola, Inc.                       30,000   1,818,750
                                             ----------
                                              6,133,750

ELECTRICAL/ELECTRONICS 8.2%

Applied Materials, Inc. (b)          80,000   2,825,000
Emerson Electric Co.                 55,000   3,585,312
Sun Microsystems, Inc. (b)           60,000   2,503,125
Thomas & Betts Corporation           40,000   2,560,000
                                             ----------
                                             11,473,437

FOOD, BEVERAGE & HOUSEHOLD 10.6%

McCormick & Company, Incorporated   100,000   3,225,000
PepsiCo, Inc.                        60,000   2,561,250
Rubbermaid Incorporated             100,000   2,850,000
Sara Lee Corporation                 70,000   4,313,750
Smucker (The J. M.) Company Class B  80,000   2,020,000
                                             ----------
                                             14,970,000

HEALTH CARE AND PHARMACEUTICALS 10.9%

Abbott Laboratories                  40,000   3,012,500
C. R. Bard, Inc.                     60,000   2,205,000
MedPartners, Inc. (b)                43,862     449,586
Patterson Dental Company (b)         75,000   2,325,000

                                     NUMBER
                                       OF
                                     SHARES     VALUE
                                    --------- ---------
HEALTH CARE & PHARMACEUTICALS (CONTINUED)

R. P. Scherer Corporation (b)        85,000 $ 5,737,500
STERIS Corporation (b)               30,000   1,620,000
                                             ----------
                                             15,349,586

INSURANCE 9.2%

AON Corporation                      45,000   2,913,750
Cincinnati Financial Corporation     30,000   3,757,500
Ohio Casualty Corporation            40,000   1,920,000
Old Republic International
  Corporation                       100,000   4,431,250
                                             ----------
                                             13,022,500

MERCHANDISING & DISTRIBUTION 8.0%

Arbor Drugs, Inc.                   150,000   3,534,375
Fastenal Company                     70,000   3,036,250
The Gap, Inc.                        52,500   2,362,500
Viking Office Products, Inc. (b)    100,000   2,325,000
                                             ----------
                                             11,258,125

OIL & GAS 2.0%

Burlington Resources, Inc.           60,000   2,876,250

PAPER & FOREST PRODUCTS 7.2%

Albany International Corp. Class A  100,000   2,612,500
Consolidated Papers, Inc.            55,000   3,520,000
Sonoco Products Company             100,000   4,006,250
                                             ----------
                                             10,138,750

PUBLISHING & MEDIA 5.0%

Interpublic Group of
  Companies, Inc.                   112,500   6,989,063

SERVICES 2.6%

H & R Block, Inc.                    60,000   2,853,750
Olsten Corporation                   50,000     793,750
                                             ----------
                                              3,647,500

MISCELLANEOUS 5.7%

Autoliv, Inc.                        40,920   1,271,077
Bacou USA, Inc. (b)                  65,000   1,064,375
The Boeing Company                   60,000   3,127,500
Pall Corporation                    120,000   2,580,000
                                             ----------
                                              8,042,952
                                             ----------
Total Common Stocks (Cost: $64,382,845)    $135,939,726

SHORT-TERM INVESTMENTS (3.2%)
----------------------
                                                              MATURITY DATE  PRINCIPAL
                                                     RATE % (A)      (1998)     AMOUNT        VALUE
                                                       --------     ------- ----------  -----------
General Electric Capital Corp.                            5.620       04/03 $1,220,000   $1,219,625
United States Treasury Bill                               5.315       04/23  1,037,000    1,033,728
General Motors Acceptance Corp.                           5.607       04/24    100,000       99,648
General Electric Capital Corp.                            5.589       04/27    252,000      251,001
United States Treasury Bill                               5.326       04/30    450,000      448,104
United States Treasury Bill                               5.085       05/07    303,000      301,488
United States Treasury Bill                               5.111       05/14    947,000      941,333
United States Treasury Bill                               5.059       06/11    152,000      150,519
                                                                                       ------------
   Total Short-Term Investments (Cost: $4,445,446)                                        4,445,446
                                                                                       ------------

TOTAL INVESTMENTS (Cost:  $68,828,291) (99.8%)                                          140,385,172
CASH AND OTHER ASSETS, LESS LIABILITIES  (0.2%)                                             357,742
                                                                                       ------------
NET ASSETS (100.0%)                                                                    $140,742,914
                                                                                       ============

 NOTES TO PORTFOLIO OF INVESTMENTS:
(a) Interest rates on short-term investments represent annualized yield to date of maturity.
(b) Non-income producing security.
(c) Based on the cost of investments of $68,828,291 for federal income tax purposes at March 31, 1998, the aggregate gross unrealized appreciation was $72,147,339, the aggregate gross unrealized depreciation was $590,458 and the net unrealized appreciation of investments was $71,556,881.

                          NOTES TO FINANCIAL STATEMENTS
ORGANIZATION:
   Wayne Hummer Investment Trust (the "Trust"), is an open-end investment company organized as a Massachusetts business trust. The Trust consists of two investment portfolios, the Wayne Hummer Growth Fund and the Wayne Hummer Income Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Growth Fund (the "Fund"). The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve long-term capital growth.
1. SIGNIFICANT ACCOUNTING POLICIES
   SECURITY VALUATION
   Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's closing bid and asked price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry, except that debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount.

   USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
   Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

   Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash. Dividends payable to Shareholders are recorded by the Fund on the ex-dividend date. On April 22, 1998, an ordinary income dividend of $0.05 per Share and a long-term capital gain dividend of $0.78 per share were declared, payable April 23, 1998, to Shareholders of record on April 22, 1998.

3. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. TRANSACTIONS WITH AFFILIATES
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent'). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the year ended March 31, 1998, the Fund incurred management fees of $950,496. For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses. Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund. Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the year ended March 31, 1998, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $18,200.

5. INVESTMENT TRANSACTIONS
   Investment transactions (excluding money market instruments) are as follows:
                         YEAR ENDED
                       MARCH 31, 1998
                        -------------
   Purchases             $ 8,693,169
   Proceeds from sales   $15,787,737

6. FUND SHARE TRANSACTIONS
   Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:
                                             YEAR ENDED MARCH 31,
                                             1998           1997
                                          -----------    -----------
   Shares sold                              222,095        217,693
   Shares issued upon reinvestment
     of dividends                           324,771        183,754
                                          -----------    -----------
                                            546,866        401,447
   Shares redeemed                         (366,315)      (574,850)
                                          -----------    -----------
   Net increase (decrease) in
     Shares outstanding                     180,551       (173,403)
                                          ===========    ===========
7. FEDERAL TAX STATUS OF 1997 DIVIDENDS
   The income dividend is taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 1997 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

                         REPORT OF INDEPENDENT AUDITORS





Shareholders and Board of Trustees
Wayne Hummer Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Growth Fund as of March 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Growth Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1994, in conformity with generally accepted accounting principles.


Ernst & Young LLP



Chicago, Illinois
May 1, 1998




BOARD OF TRUSTEES

Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw




GRAPHIC: MEMBER OF 100% NO-LOAD (TM) MUTUAL FUND COUNCIL



LOGO: WH WAYNE HUMMER INVESTMENTS LLC



This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.


300 South Wacker Drive
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)
200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(414) 734.1474 (local)

www.whummer.com

WAYNE HUMMER GROWTH FUND
                                     Annual
                                    Financial
                                   Statements

                                 March 31, 1998
                                    (Audited)



WAYNE HUMMER
GROWTH FUND

300 South Wacker Drive
Chicago, IL 60606-6607


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